UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2010
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.
Ronald E. Hermance Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. (the “Company”), will make a presentation regarding the Company at the Barclays Capital 2010 Financial Services Conference on Wednesday, May 19, 2010 at 10:55 AM GMT. The slides that will be used during this presentation are attached as Exhibit 99.1.
A simultaneous audio web cast of Mr. Hermance’s presentation will be available through the following web cast link:
http://cc.talkpoint.com/barc002/051810a_rb/?entity=21_HIESNQ6
This link to the audio web cast will be available for 180 days following the presentation. The slide presentation and a link to the audio web cast will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com. The link to the audio web cast presentation through our website will be available until November 15, 2010.
Item 9.01 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are furnished as part of this Report:

Exhibit No.	Description
99.1	Slide presentation to be used at the Barclays Capital 2010 Financial Services Conference on Wednesday, May 19, 2010.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: May 18, 2010

Exhibit Index

Exhibit No.	Description
99.1	Slide presentation to be used at the Barclays Capital 2010 Financial Services Conference on Wednesday, May 19, 2010.

4